Exhibit 10.19

CONFORMED COPY

DATED 13 July 2009

KOSMOS ENERGY FINANCE

as Borrower

-and-

KOSMOS ENERGY GHANA HC and KOSMOS ENERGY DEVELOPMENT

as Original Guarantors

- and -

STANDARD CHARTERED BANK, BNP PARIBAS SA, SOCIÉTÉ GÉNÉRALE, CALYON,

ABSA BANK LIMITED, LONDON BRANCH, AFRICA FINANCE CORPORATION and

CORDIANT EMERGING LOAN FUND III, LLP

as Senior Mandated Lead Arrangers

- and -

THE FINANCIAL INSTITUTIONS LISTED IN SCHEDULE 2 TO THE CTA

as Original Senior Lenders

- and -

Others

USD 550 MILLION SENIOR BANK FACILITY AGREEMENT

relating to Phase 1 development of the Jubilee Field

(as amended on 24 December 2009)

Slaughter and May

One Bunhill Row

London

EC1Y 8YY

(SRG/JRR)

THIS SENIOR BANK FACILITY AGREEMENT is dated 13 July 2009 (as amended on 24 December 2009) and made between:

(1)           KOSMOS ENERGY FINANCE, a company incorporated under the laws of the Cayman Islands with registered number 225882 and having its registered office at P.O. Box 32322, 4th Floor, Century Yard, Cricket Square, Elgin Avenue, George Town, Grand Cayman KYI-1209, Cayman Islands (“Kosmos” or the “Borrower”);

(2)           KOSMOS ENERGY GHANA HC a company incorporated under the laws of the Cayman Islands with registered number 135710 and having its registered office at P.O. Box 32322, 4th Floor, Century Yard, Cricket Square, Elgin Avenue, George Town, Grand Cayman KY1-1209, Cayman Islands (“KEG”);

(3)           KOSMOS ENERGY DEVELOPMENT a company incorporated under the laws of the Cayman Islands with registered number 225879 and having its registered office at P.O. Box 32322, 4th Floor, Century Yard, Cricket Square, Elgin Avenue, George Town, Grand Cayman KY1-1209, Cayman Islands (“KED”);

(4)           STANDARD CHARTERED BANK, BNP PARIBAS SA, SOCIÉTÉ GÉNÉRALE, CALYON, ABSA BANK LIMITED, AFRICA FINANCE CORPORATION and CORDIANT EMERGING LOAN FUND III, LLP as mandated lead arrangers of the Senior Bank Facility (each a “Senior Mandated Lead Arranger” and together, the “Senior Mandated Lead Arrangers”);

(5)           THE FINANCIAL INSTITUTIONS listed in Schedule 2 to the CTA as original senior lenders (except for IFC) (the “Original Senior Lenders”); and

(6)           STANDARD CHARTERED BANK as agent of the other Senior Finance Parties (other than IFC) under this Agreement and the CTA (the “Senior Facility Agent”).

WHEREAS

(A)          KEG has entered into the Project Agreements for the purposes of implementing the Project.

(B)           The Senior Lenders have agreed to provide the Borrower with a senior facility in an amount not exceeding USD 625, comprising Tranche S1 in an amount of USD 235 million and Tranche S2 of USD 390 million, including an option to issue Letters of Credit and with all Utilisations of the facility to be used in connection with the financing of the Project, on the terms and subject to the conditions set out in this Agreement, the CTA and the Intercreditor Agreement.

(C)           KEG and KED are parties to the CTA as Original Guarantors.

(D)          This is the Senior Bank Facility Agreement as defined in the Definitions Agreement.

IT IS AGREED as follows:

1.             DEFINITIONS AND INTERPRETATION

1.1          Definitions

Unless otherwise defined herein, terms defined in clause 1 (Definitions) of the definitions agreement made on or about the date of this Agreement (the “Definitions Agreement”) by, inter alios, the parties to this Agreement shall have the same meaning and construction when used herein, and the following terms have the following meanings:

“Senior Bank Commitment” means in respect of the Senior Bank Facility:

(A)          in relation to an Original Senior Lender and such Senior Bank Facility (including, as the case may be, Tranche S1), the amount set opposite its name in the relevant Part of Schedule 2 (The Original Lenders) of the CTA in respect of the Senior Bank Facility and the amount of any other Senior Bank Commitment transferred to it; and

(B)           in relation to any other Lender, the amount of any Senior Bank Commitment transferred to it (including under any tranche),

to the extent not cancelled, reduced or transferred by it.

“Senior Bank Lenders” means the Original Senior Lenders and any bank or financial institution which has become a party as a Lender to this Agreement in accordance with clause 30 (Changes to the Lenders) of the CTA.

“Total Senior Bank Commitments” means the aggregate of the Senior Bank Commitments of the Lenders.

1.2          Construction

The rules of construction and interpretation set out in clause 2 (Interpretation and Construction) of the Definitions Agreement shall apply to this Agreement as if expressly set out herein.

1.3          Third Party Rights

(A)          Unless expressly provided to the contrary in a Finance Document, a person who is not a Party to this Agreement has no right by virtue of the Contracts (Rights of Third Parties) Act 1999 (the “Third Parties Act”) to enforce or to enjoy the benefit of any term of this Agreement.

(B)           Notwithstanding any term of any Finance Document, this Agreement may be rescinded or varied without the consent of any person who is not a Party to this Agreement.

1.4          Common Terms Agreement and Intercreditor Agreement

All the provisions of the CTA that relate to this Agreement are incorporated into this Agreement as if repeated in this Agreement. This Agreement and the rights and obligations of the parties hereto are subject to the terms and conditions of the Intercreditor Agreement and the CTA including, without limitation, those provisions relating to representations, warranties, covenants and events of default. In the event of any inconsistency between the terms of this Agreement, the Intercreditor Agreement and the CTA, the terms of the Intercreditor Agreement or the CTA shall prevail.

2.             THE SENIOR BANK FACILITY

2.1          The Senior Bank Facility

Subject to the terms of this Agreement, the CTA and the Intercreditor Agreement, the Senior Bank Lenders shall make available to Kosmos a secured senior term loan facility with an option for the issue of letters of credit as detailed under clause 3 (The Facilities) of the CTA.

2.2          Finance Parties’ rights and obligations

(A)          Each Senior Bank Lender’s liability to participate in a Loan under the Senior Bank Facility, or as the case may be, Tranche S1 is limited to its Available Commitment in respect of the Senior Facilities or, as the case may be, Tranche S1.

(B)           The obligations of each Senior Bank Lender under this Agreement are several. Failure by a Senior Bank Lender to perform its obligations under this Agreement does not affect the obligations of any other Senior Bank Lender under this Agreement or any other Finance Party under the Finance Documents. If a Senior Bank Lender fails to carry out its obligations, Kosmos will have rights solely against that Lender. No Senior Bank Lender is responsible for the obligations of any other Senior Bank Lender under this Agreement.

(C)           The rights of each Senior Bank Lender under or in connection with this Agreement are separate and independent rights and any debt arising under this Agreement to a Senior Bank Lender from Kosmos shall be a separate and independent debt.

(D)          A Senior Bank Lender may, except as otherwise stated in the Finance Documents, separately enforce its rights under this Agreement.

3.        PURPOSE

Kosmos shall apply all amounts borrowed by it under the Senior Bank Facility only towards the purposes stated in clause 5 (Purpose) of the CTA, and for no other purpose.

4.             CONDITIONS OF UTILISATION

(A)          The obligations of each Senior Bank Lender to make its participation in any Utilisation of the Senior Bank Facility available to the Borrower is subject to the fulfilment prior to or concurrently with the making of that first Utilisation of the Conditions Precedent and, other than in respect of a Utilisation of Tranche S1, the Conditions Subsequent, in each case as set out in Schedule 3 (Conditions Precedent) of the CTA.

(B)           The obligation on the Senior Bank Lenders to make any Utilisation of the Senior Bank Facility is subject to the satisfaction, prior to or concurrently with the making of that Utilisation of the Borrower of the applicable conditions set out in clause 2.3 (Conditions Precedent to each Utilisation) of the CTA.

5.             UTILISATION

(A)          Subject to clause 4 (Conditions of Utilisation) above, Kosmos may utilise the Senior Bank Facility by delivering a duly completed Utilisation Request to the Senior Facility Agent in accordance with clause 6.2 (Delivery of a Utilisation Request) of the CTA.

(B)           If the applicable conditions set out in this Agreement and CTA have been met, each Senior Bank Lender shall make its participation in the relevant Loan available by the Utilisation Date through its Facility Office in accordance with the terms of this Agreement and the CTA.

6.             LETTERS OF CREDIT

On and from the Satisfaction Date the Senior Bank Facility may be utilised by way of the issue of Letters of Credit subject to and in accordance with the provisions set out in clauses 7 (Letters of Credit — Utilisation) and 8 (Letter of Credit — General Provisions) of the CTA.

7.             REPAYMENT

Kosmos shall repay the loans made under this Agreement subject to and in accordance with the relevant provisions of clause 9 (Repayment) of the CTA.

8.             PREPAYMENT AND CANCELLATION

Subject to the provisions of clause 10 (Prepayment and Cancellation) of the CTA, Kosmos shall be required to, or as the case requires, may voluntarily:

(A)          prepay any Loan under this Agreement, or any part of it; or

(B)           cancel all or any part of the Total Senior Bank Commitments under the Senior Bank Facility,

in each case, only where required or permitted to do so by the provisions of the CTA.

9.             PAYMENTS

All payments to be made by Kosmos under this Agreement shall be made in accordance with the terms of the CTA.

10.          INTEREST AND LETTER OF CREDIT FEE

(A)       The rate of interest, including calculation, margin and default interest, on each Loan made under this Agreement shall be determined and shall be payable by the Borrower in accordance with clause 11 (Interest) of the CTA.

(B)       In relation to each Letter of Credit the Borrower shall pay fees in accordance with clause 8.2 (Fee payable in respect of Letters of Credit) of the CTA.

11.          FEES

The Borrower shall pay to the Senior Facility Agent, in respect of the Senior Bank Facility, (for the account of each Lender to such Facility) a commitment fee computed in accordance with clause 14 (Fees) of the CTA.

12.          REPRESENTATIONS AND WARRANTIES

12.1        Representations and Warranties

Kosmos confirms that each of the representations and warranties set out in clause 26 (Representations) of the CTA is true as at the date of this Agreement.

12.2        Repetition

Kosmos confirms that each Repeating Representation is deemed to be repeated on each of the dates specified in clause 26.18(B) (Times for making representations) of the CTA as applied to the facts and circumstances existing at the time of repetition.

13.          SENIOR FACILITY AGENT

Each Senior Bank Lender appoints the Senior Facility Agent for the purpose of performing the functions of the Senior Facility Agent expressly mentioned in this Agreement and the other Finance Documents on the same terms and subject to the same conditions as apply to the appointment of any other Agent in clause 32 (Role of the Agents and the Arranger) of the CTA and the provisions set out in clause 32 (Role of the Agents and the Arranger) of the CTA shall apply in relation to the Senior Facility Agent as if expressly repeated in this clause 13, substituting references to the Agent with references to the Senior Facility Agent and substituting references to the Finance Parties with references to the Senior Finance Parties.

14.          GUARANTEE

Each of the Original Guarantors acknowledges that, pursuant to the CTA, they have guaranteed the obligations of the Borrower under this Agreement on the terms and conditions set out in the CTA.

15.          TERM

This Agreement shall continue in full force until all monies payable under it have been irrevocably and fully paid in accordance with its provisions and the Senior Bank Lenders have no further obligations under this Agreement or the CTA.

16.          ASSIGNMENT AND TRANSFER

The Senior Bank Lenders may assign and transfer their rights or obligations under this Agreement in accordance with the terms of the CTA and the Intercreditor Agreement.

17.          COUNTERPARTS

(A)       This Agreement may be executed in any number of counterparts, and by the parties on separate counterparts, but shall not be effective until each Party has executed at least one counterpart.

(B)       Each counterpart shall constitute an original of this Agreement, but all the counterparts shall together constitute one and the same instrument.

18.          GOVERNING LAW

This Agreement shall be governed by and construed in accordance with English law.

19.          JURISDICTION

The provisions of clause 44 (Jurisdiction) of the CTA shall be deemed to apply mutatis mutandis to this Agreement as if set out herein in full.

SIGNATURES

Original Borrower

KOSMOS ENERGY FINANCE

By:	W. Greg Dunlevy

Name:	W. Greg Dunlevy
Title:	Director

Original Guarantors

KOSMOS ENERGY GHANA HC

By:	W. Greg Dunlevy

Name:	W. Greg Dunlevy
Title:	Director

KOSMOS ENERGY DEVELOPMENT

By:	W. Greg Dunlevy

Name:	W. Greg Dunlevy
Title:	Director

SIGNATURES

Senior Mandated Lead Arrangers

STANDARD CHARTERED BANK

By:	Ade Adeola	By:	Panos Benos

Name:	Ade Adeola	Name:	Panos Benos
Title:	Managing Director Project and Export Finance	Title:	A. Director

BNP PARIBAS SA

By:	S. Cantoia	By:	Olivier Warnan

Name:	S. Cantoia	Name:	Olivier Warnan
Title:	Attorney	Title:	Vice President

SOCIÉTÉ GÉNÉRALE

By:	Kevin Price

Name:	Kevin Price
Title:	MD RBF

CALYON

By:	L. Renard	By:	F. Pluta

Name:	L. Renard	Name:	F. Pluta
Title:	Associate Director	Title:	Head of RBL

ABSA BANK LIMITED

By:	J.H. de la Pasture	By:	N. Balgobind

Name:	J.H. de la Pasture	Name:	N. Balgobind
Title:	Principal	Title:	Associate Principal

AFRICA FINANCE CORPORATION

By:	Andrew Alli

Name:	Andrew Alli
Title:	CEO

CORDIANT EMERGING LOAN FUND III, L.P.

By:	Bertrand Millot	By:	Donald S. McKelvie

Name:	Bertrand Millot	Name:	Donald S. McKelvie
Title:	VP Portfolio Management	Title:	Treasurer

SIGNATURES

Original Senior Lenders

STANDARD CHARTERED BANK

By:	Ade Adeola	By:	Panos Benos

Name:	Ade Adeola	Name:	Panos Benos
Title:	Managing Director Project and Export Finance	Title:	A. Director

BNP PARIBAS SA

By:	S. Cantoia	By:	Olivier Warnan

Name:	S. Cantoia	Name:	Olivier Warnan
Title:	Attorney	Title:	Vice President

SOCIÉTÉ GÉNÉRALE

By:	Kevin Price

Name:	Kevin Price
Title:	MD RBF

CALYON

By:	L. Renard	By:	F. Pluta

Name:	L. Renard	Name:	F. Pluta
Title:	Associate Director	Title:	Head of RBL

SIGNATURES

ABSA BANK LIMITED

By:	J.H. de la Pasture	By:	N. Balgobind

Name:	J.H. de la Pasture	Name:	N. Balgobind
Title:	Principal	Title:	Associate Principal

AFRICA FINANCE CORPORATION

By:	Andrew Alli

Name:	Andrew Alli
Title:	CEO

CORDIANT EMERGING LOAN FUND III, L.P.

By:	Bertrand Millot	By:	Donald S. McKelvie

Name:	Bertrand Millot	Name:	Donald S. McKenzie
Title:	VP Portfolio Management	Title:	Treasurer

SIGNATURES

Senior Facility Agent

STANDARD CHARTERED BANK

By:	Ade Adeola

Name:	Ade Adeola
Title:	Managing Director Project and Export Finance